Letter to
Shareholders
-------------------------------------------------
                                 December 3, 2001

Dear Shareholder:

Fund Performance
  Duff & Phelps Utilities Tax-Free Income Fund (DTF) provided an attractive level of tax-free income over the past twelve months ending October 31, 2001. On October 31st, the stock closed at $14.45. Our $0.0625 cent monthly dividend translates to a tax-free current yield of 5.19%. This level of income continues to be generated by a high quality, well-diversified investment portfolio.

  The DTF's total return based on the net asset value, for its one, three and five year periods is compared to its Lipper Leveraged
Municipal Peer Group below:

                         ANNUALIZED TOTAL RETURN
                               (10/31/01)

                      One Year   Three Year   Five Year   Since Inception1
DTF                    13.44%      5.76%        6.91%          7.98%
Lipper Leveraged
Municipal Peer Group   12.97       4.91         6.64           7.37

  1 Inception date 11/30/91.

  The Fund's strong credit quality combined with good call protection and well diversified sector holdings, contributed to this outperformance over these periods. The Fund's diversification by market sector is shown below:

                           Fund Diversification

       Market Sectors

       Water/Sewer Revenue    29%
       Electric Utilities     20
       Pollution Control      11
       Pre-Refunded Utilities  7
       Non-Utilities          32
       Cash                    1

General Economic Commentary

  The bond market has seen short-term U.S. Treasury rates decline significantly in 2001, as the Federal Reserve lowered interest rates nine times, totaling 400 basis points, in response to a rapidly deteriorating domestic
                                -1-
economy. The Fed remains on close watch as the U.S. economy has moved into a recession. Over the twelve months ended October 31, 2001, two-year U.S. Treasury rates have decreased by 349 basis points while 30-year U.S. Treasury rates have declined by only 91 basis points. This significant decline in short-term rates is a reversal of the market's trend last year. As a result of this significant decline in short-term rates, the U.S. Treasury yield curve has steepened dramatically. We expect the U.S. Treasury curve to remain steep over the near term, as the weak economy and a very aggressive Fed should keep shorter-term rates low.

  The U.S. economy continued to slow in 2001 after setting a post war record of over nine years of uninterrupted economic expansion. The tragic events of September 11th helped push the U.S. economy lower as already weak corporate profits are now expected to remain low into 2002. Additionally, layoff announcements pushed the unemployment rate higher, consumer spending has slowed, GDP growth has declined, and the decline in the performance of the equity markets have all contributed to the current recessionary conditions. The national unemployment rate, which ended 2000 at 4.0%, rose to 5.4% by the end of October 2001 as company layoffs impacted employment. Consumer spending, as measured by retail sales, has experienced several declines over the past twelve months as consumers have become more cautious in the face of rising unemployment. Inflation, as measured by the Consumer Price Index (CPI), has declined steadily in 2001 as it ended October on a year-over-year basis at 2.1%, down from December 2000 at 3.4%. Despite the recent easing of monetary policy, the economy remains fragile as labor markets have slowed and consumer spending is weaker. Consumer confidence remains a critical element for a healthy economy. Consequently, we expect the Fed to remain vigilant to ensure that the economy does not dip into a prolonged recession.

The Municipal Market and Your Fund

  The past twelve months in the tax-exempt market could be characterized by two major themes: a significant steepening of the tax-exempt yield curve and increased supply of municipal bonds. The aggressive interest rate actions by the Fed in attempt to jump start the economy resulted in a dramatic steepening of the municipal yield curve. Through October of 2001, long maturity tax-exempt rates declined by only 20-25 basis points. However, there was a pronounced decline in rates seven years and shorter, causing the yield curve to steepen to levels not seen since 1992. The second theme has been increased supply. Municipalities have taken advantage of historically low municipal yields to fund new projects as well as refund older, higher cost debt. Through October of 2001, new issuance is up 36% year over year, driven by refinancing of older, higher cost debt, which is up 238% this year. Generally, new issues are heavily weighted toward longer-dated maturities when rates are low. As such, this higher proportion of longer-dated bonds has contributed to the steepening of the municipal yield curve. Overall, municipal credit spreads have tightened over the past twelve months.

However, credit spreads still remain narrow when taking the risks of lower rated securities into consideration, making higher quality bonds still good relative value.

  Within the DTF Fund, we continue to emphasize higher quality bonds. The Fund currently has an average quality rating of AA with over 90% of its issues rated AA or higher. Within the utility segment of the portfolio, the Fund is well diversified between electric utility, pollution control, and water/sewer issues. The electric utility sector continues to be an area of close focus due to the problems experienced in California with electric deregulation. Specifically, the power crisis that plagued California cast a negative shadow over the electric utility industry. The challenges facing electric utilities are likely to continue as each model of deregulation
experiences growing pains.   As a result, the portfolio remains well
diversified in an effort to minimize exposure to any one sector, with electric utility exposure currently at 20%, which historically is a low level of exposure for the DTF fund. Further, the fund has no exposure to any California electric utilities.

Outlook

  As we move forward into 2002, factors that could drive the relative value of municipal bonds over the next year include: the U.S. economic outlook, further tax reform which impacts the demand for municipal bonds, Federal Reserve policy, and future U.S. military actions abroad that could cause a flight to U.S. Treasury bonds. Finally, should the U.S. stock market continue to experience the same level of volatility and negative returns that is has experienced over the past year, nervous investors could continue to move money into tax-exempt issues, which could be positive for the market. In spite of these uncertainties, we believe the municipal market represents good relative value at current levels.

  We continue to appreciate your interest in the Duff & Phelps
Utilities Tax-Free Income Fund and look forward to being of continued service in the future.

Sincerely,

Francis E. Jeffries, CFA
Chairman of the Board
President and Chief Executive Officer

----------------------------------------------------------
DUFF & PHELPS UTILITIES
TAX-FREE INCOME INC.
Portfolio of Investments
October 31, 2001

----------------------------------------------------------
  Moody's     Principal
   Rating      Amount                                  Value
(Unaudited)     (000)          Description (a)        (Note 1)
----------------------------------------------------------
                          LONG-TERM INVESTMENTS--98.4%
                          Alabama--3.3%
                          Jefferson Cnty. Swr.
                            Rev. Capital Impvt.,
Aaa            $ 3,000    5.125%, 2/1/29, Ser. A,
                            F.G.I.C................ $  3,005,460
Aaa              4,000    5.00%, 2/1/33, Ser. A,
                            F.G.I.C................    3,931,360
                                                    ------------
                                                       6,936,820
                                                    ------------
                          California--16.0%
                          Foothill/Eastern Corr.
                            Agency Toll Road Rev.,
Aaa              5,640(b) 6.00%, 1/1/34, Ser. A,
                            Prerefunded 1/1/07 @
                            $100...................    6,484,759
                          Fresno Swr. Rev.,
Aaa              3,030    6.00%, 9/1/09,
                            A.M.B.A.C..............    3,535,859
Aaa              2,000    6.25%, 9/1/14,
                            A.M.B.A.C..............    2,421,180
                          Pomona Sngl. Fam. Mtge.
                            Rev.,
Aaa              2,705    7.375%, 8/1/10
                            Escrowed to maturity...    3,195,958
                          Riverside Cnty. Sngl.
                            Fam.
                            Rev., Mtge. Backed
Aaa              2,500    7.80%, 5/1/21, Ser. A,
                            Escrowed to maturity...    3,392,350
                          San Bernardino Cnty.
                            Residential Mtge. Rev.,
Aaa              7,840    9.60%, 9/1/15
                            Escrowed to maturity...   12,062,310
                          Santa Monica Waste Wtr.
                            Enterprise Rev.,
                            Hyperion Proj.,
A1               2,000(b) 6.70%, 1/1/22, Ser. A,
                            Prerefunded 1/1/02 @
                            $102...................    2,055,500
                                                    ------------
                                                      33,147,916
                                                    ------------
                          Colorado--1.7%
                          Colorado Hsg. Fin. Auth.,
                            Sngl. Fam. Prog.,
Aa2                745    8.00%, 6/1/25............      791,063
Aa2                300    8.125%, 6/1/25...........      318,546
                          Colorado Springs Utils.
                            Rev.,
Aa2              2,300    6.50%, 11/15/15, Ser.
                            A......................    2,349,933
                                                    ------------
                                                       3,459,542
                                                    ------------
----------------------------------------------------------
  Moody's     Principal
   Rating      Amount                                  Value
(Unaudited)     (000)          Description (a)        (Note 1)
----------------------------------------------------------
                          Connecticut--3.3%
                          Connecticut St. Airport
                            Rev.,
Aaa            $   925(b) 7.65%, 10/1/12,
                            F.G.I.C................ $  1,055,083
                            Prerefunded 10/1/04 @
                            $100
Aaa              2,075    7.65%, 10/1/12,
                            F.G.I.C................    2,338,130
                          Mashantucket Western
                            Pequot Tribe Spl. Rev.,
Baa3             3,500    5.75%, 9/1/18, Ser. B....    3,499,685
                                                    ------------
                                                       6,892,898
                                                    ------------
                          Delaware--1.8%
                          Delaware St., Econ. Dev.
                            Auth. Rev., Delmarva
                            Pwr.
Aaa              3,500    6.75%, 5/1/19, Ser. B,
                            A.M.B.A.C..............    3,641,820
                                                    ------------
                          Florida--3.9%
                          Dade Cnty. Wtr. & Swr.
                            Sys. Rev.,
Aaa              3,000    5.25%, 10/1/26,
                            F.G.I.C................    3,064,140
                          St. Petersburg Public
                            Utility Rev., Ser A
Aaa              5,000    5.00%, 10/1/28, F.S.A....    5,003,700
                                                    ------------
                                                       8,067,840
                                                    ------------
                          Georgia--10.9%
                          Atlanta Wtr. & Wastewater
                            Rev., Ser. A,
Aaa              5,000    5.00%, 11/1/29,
                            F.G.I.C................    4,985,050
Aaa              1,500    5.00%, 11/1/38,
                            F.G.I.C................    1,480,065
                          De Kalb Cnty. Wtr. & Swr.
                            Rev.,
Aa2              4,000    5.00%, 10/1/24...........    4,005,520
                          Fulton Cnty. Schl. Dist.,
Aa2              2,000    5.375%, 1/1/16...........    2,194,960
                          Georgia Mun. Elec. Auth.
                            Pwr. Rev., Ser. Y,
Aaa                145    6.40%, 1/1/13,
                            A.M.B.A.C..............      174,054
Aaa              2,470    6.40%, 1/1/13,
                            A.M.B.A.C..............    2,957,578
                          Georgia Mun. Elec. Auth.
                            Rev.,
Aaa              5,500    6.50%, 1/1/20, Ser. X,
                            A.M.B.A.C..............    6,684,975
                                                    ------------
                                                      22,482,202
                                                    ------------

                                          See Notes to Financial Statements.
                                       4

----------------------------------------------------------
  Moody's     Principal
   Rating      Amount                                  Value
(Unaudited)     (000)          Description (a)        (Note 1)
----------------------------------------------------------
                          Idaho--3.2%
                          Idaho Hsg. Agcy.,
                            Sngl. Fam. Mtge. Sr.,
Aa1            $ 3,555    6.65%, 7/1/14, Ser. B.... $  3,803,281
Aaa              2,600    6.60%, 7/1/27, Ser. B,
                            F.H.A..................    2,724,852
                                                    ------------
                                                       6,528,133
                                                    ------------
                          Illinois--4.6%
                          Chicago Gas Supply Rev.
                            (People's Gas, Lt. &
                            Coke Co.),
Aa3              4,600    6.875%, 3/1/15...........    4,753,364
                          Chicago Gen. Oblig.,
Aaa              4,000    6.25%, 1/1/11,
                            A.M.B.A.C..............    4,674,680
                                                    ------------
                                                       9,428,044
                                                    ------------
                          Indiana--2.8%
                          Indiana Mun. Pwr. Agcy.,
                            Pwr. Supply Sys. Rev.,
Aaa              5,000    6.00%, 1/1/13, Ser. B,
                            M.B.I.A................    5,776,000
                                                    ------------
                          Kentucky--1.0%
                          Louisville & Jefferson
                            Cnty. Met. Swr.
                            District,
                            Swr. & Drain. Sys.
                            Rev.,
Aaa              2,000    5.00%, 5/15/30,
                            F.G.I.C................    1,981,940
                                                    ------------
                          Louisiana--0.6%
                          St. Charles Parish, Solid
                            Waste Disp. Rev.,
                            (Louisiana Pwr. & Lt.
                            Co.),
Aaa              1,250    7.00%, 12/1/22, F.S.A....    1,331,363
                                                    ------------
                          Massachusetts--6.1%
                          Boston Wtr. & Swr.
                            Comm. Rev.,
Aaa              2,000    5.00%, 11/1/28, Ser. D,
                            F.G.I.C................    1,993,820
                          Massachusetts St. Tpk.
                            Auth., Met. Highway
                            Sys. Rev.,
Aaa              2,355    5.125%, 1/1/23, Ser. B...    2,365,480
Aaa              2,500    4.75%, 1/1/34, Ser. A,
                            A.M.B.A.C..............    2,339,775
                          Massachusetts St., Wtr.
                            Res. Auth.,
Aaa              5,330(b) 7.00%, 8/1/13, Ser. A,
                            M.B.I.A., Prerefunded
                            8/1/04 @ $101 1/2......    6,025,778
                                                    ------------
                                                      12,724,853
                                                    ------------
                          Michigan--1.0%
                          Detroit Wtr. Supply Sys.
                            Rev., Sr. Lien, Ser. A,
Aaa              2,000    5.00%, 7/1/30,
                            F.G.I.C................    1,972,860
                                                    ------------
----------------------------------------------------------
  Moody's     Principal
   Rating      Amount                                  Value
(Unaudited)     (000)          Description (a)        (Note 1)
----------------------------------------------------------
                          Nebraska--2.8%
                          Omaha Pub. Pwr. Dist.,
                            Elec. Rev.,
Aa2            $ 2,500    6.15%, 2/1/12, Ser. B,
                            Escrowed to maturity... $  2,910,400
Aa2              2,500    6.20%, 2/1/17, Ser. B,
                            Escrowed to maturity...    2,926,900
                                                    ------------
                                                       5,837,300
                                                    ------------
                          New Jersey--1.0%
                          New Jersey St., Ser. H,
Aa1              2,000    5.25%, 7/1/17............    2,169,560
                                                    ------------
                          New York--10.5%
                          Long Island Pwr. Auth.
                            Elec. Sys. Rev.,
Aaa              4,000    5.25%, 12/1/26, Ser. A,
                            M.B.I.A................    4,063,320
                          New York City Mun. Wtr.
                            Fin. Auth. Wtr. & Swr.
                            Sys. Rev.,
Aaa              5,000    5.00%, 6/15/29, Ser. B,
                            F.S.A..................    4,948,000
                          New York St. Dorm. Auth.
                            Rev.,
                            Comsewogue Pub. Lib.
                            Insd.,
Aaa              2,380    6.00%, 7/1/15,
                            M.B.I.A................    2,627,472
                          New York St. Energy
                            Research & Dev. Auth.
                            Facs. Rev.,
                            (Con Edison Co. of
                            N.Y.),
A1               4,000    7.125%, 12/1/29..........    4,532,400
                          New York St. Envir. Fac.
                            Corp.
                            Poll. Ctrl. Rev.,
Aaa              5,000    6.90%, 11/15/15, Ser.
                            D......................    5,648,900
                                                    ------------
                                                      21,820,092
                                                    ------------
                          Pennsylvania--1.5%
                          Montgomery Cnty. Ind.
                            Dev.,
                            Auth., Poll. Ctrl.
                            Rev.,
                            Ser. B, (PECO Energy
                            Co.),
Aaa              3,000    6.70%, 12/1/21...........    3,069,510
                                                    ------------
                          Tennessee--1.6%
                          Tennessee Hsg. Dev.
                            Agcy.,
                            Mtge. Fin.,
Aaa              3,135    6.15%, 7/1/15, Ser. B,
                            M.B.I.A................    3,323,633
                                                    ------------
                          Texas--9.4%
                          Bexar Met. Wtr. Dist.
                            Waterworks Sys. Rev.,
Aaa              2,500    5.00%, 5/1/25,
                            M.B.I.A................    2,476,125

                                          See Notes to Financial Statements.
                                       5

----------------------------------------------------------
  Moody's     Principal
   Rating      Amount                                  Value
(Unaudited)     (000)          Description (a)        (Note 1)
----------------------------------------------------------
                          Texas (cont'd.)
                          Coastal Wtr. Auth.
                            Contract Rev.,
                            City Of Houston Proj.,
Aaa            $ 4,000    5.00%, 12/15/25,
                            F.S.A.................. $  3,961,040
                          Harris Cnty. Toll Road
                            Sub. Lien.,
Aa1              1,650    7.00%, 8/15/10, Ser. A...    2,009,535
                          Houston Wtr. & Swr. Sys.
                            Rev.,
Aaa              1,500    5.25%, 12/1/23, Ser. B...    1,523,760
Aaa              3,500    5.00%, 12/1/28, Ser. A...    3,453,835
                          Lower Colorado River
                            Auth. Rev.,
                            Refunding & Impvmnt.,
Aaa              2,000    5.00%, 5/15/31, F.S.A....    1,969,600
                          San Antonio Elec. & Gas
                            Rev.,
Aa1              4,000    5.00%, 2/1/18, Ser. A....    4,013,120
                                                    ------------
                                                      19,407,015
                                                    ------------
                          Virginia--1.9%
                          Henrico Cnty. Wtr. & Swr.
                            Rev.,
Aa2              3,985    5.00%, 5/1/28............    3,990,978
                                                    ------------
                          Washington--7.4%
                          Conservation & Renewable
                            Energy Sys. Cons. Proj.
                            Rev.,
Aa1              2,600    6.875%, 10/1/11..........    2,923,830
                          Snohomish Cnty., Pub.
                            Util.
                            Dist. No. 1 Elec. Rev.,
A1               1,500(b) 6.90%, 1/1/06, Ser. A
                          Prerefunded 1/1/03 @
                            $100...................    1,579,350
A1               8,000    5.80%, 1/1/24, Ser. B....    8,139,360
----------------------------------------------------------
  Moody's     Principal
   Rating      Amount                                  Value
(Unaudited)     (000)          Description (a)        (Note 1)
----------------------------------------------------------
                          Washington St. Pub. Pwr.
                            Supply,
                            Nuclear Proj. No. 2
                            Rev.,
Aa1            $ 2,400    6.00%, 7/1/07, Ser. A.... $  2,678,424
                                                    ------------
                                                      15,320,964
                                                    ------------
                          Wyoming--2.1%
                          Wyoming St. Farm Loan
                            Brd. Cap. Facs. Rev.,
AA-*             4,000    5.75%, 10/1/20...........    4,419,280
                                                    ------------
                          Total long-term
                            investments
                            (cost $182,917,063)....  203,730,563
                                                    ------------
                          SHORT-TERM INVESTMENT
               Shares
              ---------
                          Goldman Sachs Tax Exempt
                            Money Market Fund,
NR              67,890    (cost $67,890)...........       67,890
                                                    ------------
                          Total Investments--98.4%
                            (cost $182,984,953)....  203,798,453
                          Other assets in excess of
                            liabilities--1.6%......    3,276,783
                                                    ------------
                          Net Assets--100%......... $207,075,236
                                                    ------------
                                                    ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
      A.M.B.A.C.--American Municipal Bond Assurance Corporation.
      F.G.I.C.--Financial Guarantee Insurance Company.
      F.H.A.--Federal Housing Authority.
      F.S.A.--Financial Security Assurance Inc.
      M.B.I.A.--Municipal Bond Insurance Association.
(b) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
* Standard & Poor's rating.
  NR--Not Rated by Moody's or Standard & Poor's.
                                          See Notes to Financial Statements.
                                       6

----------------------------------------------------------
DUFF & PHELPS UTILITIES
TAX-FREE INCOME INC.
Statement of Assets and Liabilities
October 31, 2001
----------------------------------------------------------

Assets
Investments, at value (cost
  $182,984,953)........................   $203,798,453
Cash...................................         79,274
Interest receivable....................      3,463,058
Deferred expenses......................          4,121
                                          ------------
  Total assets.........................    207,344,906
                                          ------------
Liabilities
Advisory fee payable (Note 2)..........         86,127
Accrued expenses.......................         93,821
Dividends payable......................         63,884
Administration fee payable (Note 2)....         25,838
                                          ------------
  Total liabilities....................        269,670
                                          ------------
Net Assets.............................   $207,075,236
                                          ------------
                                          ------------
Remarketed preferred stock ($.01 par
  value; 1,300
  preferred shares, issued and
  outstanding, liquidation preference
  $50,000 per share; Note 4)...........   $ 65,000,000
                                          ------------
Net assets were comprised of:
  Common stock at par ($.01 par value;
    600,000,000 shares authorized and
    8,507,456 issued and
    outstanding).......................         85,075
  Paid-in capital......................    120,408,778
  Undistributed net investment
    income.............................        994,740
  Accumulated net realized loss on
    investments........................       (226,857)
  Net unrealized appreciation on
    investments........................     20,813,500
                                          ------------
  Net assets applicable to common stock
    (equivalent to $16.70 per share
    based on 8,507,456 shares
    outstanding).......................    142,075,236
                                          ------------
  Total capital (Net assets)...........   $207,075,236
                                          ------------
                                          ------------

----------------------------------------------------------
DUFF & PHELPS UTILITIES
TAX-FREE INCOME INC.
Statement of Operations
Year Ended October 31, 2001
----------------------------------------------------------

Net Investment Income
Income
  Interest..............................   $11,136,951
                                           -----------
Expenses
  Investment advisory fee...............     1,004,179
  Administration fee....................       301,254
  Remarketing expense...................       164,000
  Directors' fees and expenses..........       125,000
  Custodian's fees and expenses.........        68,000
  Reports to shareholders...............        50,000
  Audit fee and expenses................        45,000
  Transfer agent's fees and expenses....        57,000
  Legal fees and expenses...............        26,000
  Registration fees.....................        25,000
  Tax expense on undistributed net
  realized gain.........................        17,348
  Miscellaneous.........................         6,944
                                           -----------
    Total operating expenses............     1,889,725
                                           -----------
Net investment income...................     9,247,226
                                           -----------
Realized and Unrealized Gain (Loss)
on Investments
Net realized loss on investment
  transactions..........................       (41,497)
Net change in unrealized appreciation on
  investments...........................    10,205,803
                                           -----------
Net realized and unrealized gain on
  investments...........................    10,164,306
                                           -----------
Net Increase in Net Assets
Resulting from Operations...............   $19,411,532
                                           -----------
                                           -----------

See Notes to Financial Statements.        See Notes to Financial Statements.
                                       7

----------------------------------------------------------
DUFF & PHELPS UTILITIES
TAX-FREE INCOME INC.
Statement of Changes
In Net Assets
----------------------------------------------------------

                                 Year Ended October 31,
Increase in                    ---------------------------
Net Assets                         2001           2000
                               ------------   ------------
Operations:
  Net investment income......  $  9,247,226   $  9,582,390
  Net realized gain (loss) on
    investment
    transactions.............       (41,497)       110,084
  Net change in unrealized
    appreciation of
    investments..............    10,205,803      4,213,584
                               ------------   ------------
  Net increase in net assets
    resulting from
    operations...............    19,411,532     13,906,058
Dividends:
  Dividends to common
    shareholders from net
    investment income........    (6,392,060)    (7,256,711)
  Dividends to preferred
    shareholders from net
    investment income........    (2,103,589)    (2,728,990)
                               ------------   ------------
    Total increase...........    10,915,883      3,920,357
Net Assets
Beginning of year(a).........   196,159,353    192,238,996
                               ------------   ------------
End of year(a)(b)............  $207,075,236   $196,159,353
                               ------------   ------------
                               ------------   ------------
---------------
(a) Includes $65,000,000 in preferred stock.
(b) Includes undistributed
  net investment income of...  $    994,740   $    243,163
                               ------------   ------------
                               ------------   ------------

See Notes to Financial Statements.
                                       8

--------------------------------------------------------------------------------
DUFF & PHELPS UTILITIES TAX-FREE INCOME INC.
Financial Highlights
--------------------------------------------------------------------------------

                                                                        Year Ended October 31,
PER SHARE OPERATING PERFORMANCE OF COMMON          ----------------------------------------------------------------
SHAREHOLDERS:                                          2001           2000         1999         1998         1997
                                                   ------------     --------     --------     --------     --------
Net asset value, beginning of year...............    $  15.42       $  14.96     $  16.62     $  16.28     $  15.84
                                                   ------------     --------     --------     --------     --------
  Net investment income(d).......................        1.09           1.13         1.14         1.17         1.18
  Net realized and unrealized gain (loss) on
  investments(d).................................        1.19            .50        (1.59)         .41          .50
                                                   ------------     --------     --------     --------     --------
Net increase (decrease) from investment
  operations.....................................        2.28           1.63         (.45)        1.58         1.68
                                                   ------------     --------     --------     --------     --------
Dividends from net investment income to:
  Preferred shareholders.........................        (.25)          (.32)        (.25)        (.28)        (.28)
                                                   ------------     --------     --------     --------     --------
  Common shareholders............................        (.75)          (.85)        (.96)(e)     (.96)        (.96)
                                                   ------------     --------     --------     --------     --------
Net asset value, end of year(a)..................    $  16.70       $  15.42     $  14.96     $  16.62     $  16.28
                                                   ------------     --------     --------     --------     --------
Per share market value, end of year(a)...........    $  14.45       $  12.69     $  14.13     $  17.31     $  16.00
                                                   ------------     --------     --------     --------     --------
TOTAL INVESTMENT RETURN OF COMMON
SHAREHOLDERS(b)..................................       20.14%         (4.08)%     (13.34)%      11.41%       12.42%
RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS:(c)
Operating expenses...............................        1.38%          1.38%        1.39%        1.34%        1.35%
Net investment income............................        6.73%          7.51%        7.10%        7.18%        7.46%
SUPPLEMENTAL DATA:
Average net assets of common shareholders
  (000)..........................................    $137,428       $127,639     $136,111     $137,680     $133,055
Portfolio turnover rate..........................           8%            26%           6%           0%           5%
Net assets of common shareholders, end of year
  (000)..........................................    $142,075       $131,159     $127,239     $140,465     $136,817
Asset coverage per share of preferred stock, end
  of year........................................    $159,289       $150,892     $147,876     $158,050     $155,243
Preferred stock outstanding (000)................    $ 65,000       $ 65,000     $ 65,000     $ 65,000     $ 65,000

---------------
(a) NAV and market value are published in The Wall Street Journal each Monday.
(b) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Brokerage commissions are not reflected.
(c) Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
(d) Calculated based upon weighted average shares outstanding during the period.
(e) The unrounded amount is $0.955.
See Notes to Financial Statements.
                                       9

----------------------------------------------------------
DUFF & PHELPS UTILITIES
TAX-FREE INCOME INC.
Notes to Financial Statements
----------------------------------------------------------
   Duff & Phelps Utilities Tax-Free Income Inc. (the 'Fund') was organized in Maryland on September 24, 1991 as a diversified, closed-end management investment company. The Fund had no operations until November 20, 1991 when it sold 8,000 shares of common stock for $112,400 to Duff & Phelps Corporation. Investment operations commenced on November 29, 1991.

   The Fund's investment objective is current income exempt from regular federal income tax consistent with preservation of capital. The Fund will seek to achieve its investment objective by investing primarily in a diversified portfolio of investment grade tax-exempt utility obligations. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Significant           The following is a summary of
Accounting Policies           significant accounting policies
                              followed by the Fund in the preparation of its
financial statements.

Securities Valuation: The Fund values its fixed income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Directors of the Fund. The relative illiquidity of some securities in the Fund's portfolio may adversely affect the ability of the Fund to accurately value such securities. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

   Debt securities having a remaining maturity of 60 days or less when purchased and debt securities originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes original issue discount on securities using the effective interest method.

Federal Income Taxes: It is the Fund's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders to qualify as a regulated investment company. For this reason, no federal income tax provision is required.

Dividends and Distributions: The Fund will declare and pay dividends to common shareholders monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards are expected to be distributed annually. The Fund will make a determination at the end of its fiscal year as to whether to retain or distribute such gains. Dividends and distributions are recorded on the ex-dividend date. Dividends to preferred shareholders are accrued on a weekly basis and are determined as described in Note 4.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from investment income and capital gains recorded in accordance with generally accepted accounting principles.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 2. Agreements            The Fund has an Advisory
                              Agreement with Duff & Phelps Investment Management
Co. (the 'Adviser'), a subsidiary of Phoenix Duff & Phelps Corporation, and an Administration Agreement with Prudential Investments LLC ('PI'), formerly known as Prudential Investments Fund Management LLC. PI is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America.

   The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of .50% of the Fund's average weekly managed assets. The administration fee paid to PI is also computed weekly and payable monthly at an annual rate of .15% of the Fund's average weekly managed assets.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Fund who are affiliated persons of the Adviser. PI pays occupancy and certain clerical and
                                       10
accounting costs of the Fund. The Fund bears all other costs and expenses.

Note 3. Portfolio             Purchases and sales of invest-
Securities                    ment securities, other than
                              short-term investments, for the year ended October
31, 2001 aggregated $17,973,631 and $15,334,066, respectively.

   The Federal income tax basis of the Fund's investments at October 31, 2001 was substantially the same as the basis for financial reporting and, accordingly, net unrealized appreciation for federal income tax purposes was $20,813,500 (gross unrealized appreciation--$20,826,105; gross unrealized depreciation--$12,605).

   The Fund had a capital loss carryforward as of October 31, 2001 of approximately $226,900, of which $62,100 expires in 2006, $123,300 expires in 2007 and $41,500 expires in 2009. Accordingly, no capital gains distribution is expected to be paid to shareholders until net realized gains have been realized in excess of such amounts.

Note 4. Capital               There are 600 million shares
                              of $.01 par value common stock authorized.
   For the years ended October 31, 2001 and 2000 the Fund did not issue any common shares in connection with the reinvestment of dividends.

   The Fund's Articles of Incorporation authorize the issuance of Remarketed Preferred Stock ('RP'). Accordingly, the Fund issued 1,300 shares of RP on February 4, 1992. The RP has a liquidation value of $50,000 per share plus any accumulated but unpaid dividends.

   Dividends on shares of RP are cumulative from their date of original issue and payable on each dividend payment date. Dividend rates ranged from 1.9% to 5.0% during the year ended October 31, 2001.

   Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

   The RP is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated or unpaid dividends whether or not declared. The RP is also subject to a mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles of Incorporation are not satisfied.

   The holders of RP have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of RP are also entitled to elect two of the Fund's directors. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

Note 5. Dividends             Subsequent to October 31,
                              2001, dividends declared and paid on preferred
shares totalled $95,895. On November 1, 2001, the Board of Directors of the Fund declared a dividend of $.0625 per common share payable on November 30, to common shareholders of record on November 15. On November 27, 2001, the Board of Directors approved a dividend of $.0625 per common share to be declared on December 3, 2001 payable on December 31, to common shareholders of record on December 14.
                                       11

--------------------------------------------------------------------------------
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors
Duff and Phelps Utilities Tax-Free Income Inc.

   We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Duff & Phelps Utilities Tax-Free Income Inc. (the 'Fund') as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of October 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Duff and Phelps Utilities Tax-Free Income Inc. at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                              Ernst & Young LLP
Chicago, Illinois
November 16, 2001

--------------------------------------------------------------------------------
                         FEDERAL INCOME TAX INFORMATION
--------------------------------------------------------------------------------

   We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (October 31, 2001) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended October 31, 2001, all dividends paid from net investment income were federally tax-exempt interest dividends.

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

   Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is required.

   Pursuant to the Fund's Dividend Reinvestment Plan (the 'Plan'), common shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank & Trust Company (the 'Plan Agent') in shares of common stock of the Fund ('Fund Shares') pursuant to the Plan; provided that such election is subject to the power of the Board of Directors to declare capital gains distributions in the form of stock (if such a declaration is made by the Board of Directors, all shareholders who do not elect to receive cash will receive the distribution in the form of stock whether or not they elect to participate in the Plan). Common shareholders who do not participate in the Plan will receive all distributions in cash (except as described above) paid by check in United States dollars mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Custodian, as dividend disbursing agent. Common shareholders who wish to participate in the Plan should contact the Fund at P.O. Box 8200, Boston, Massachusetts, 02266 or call toll free (800) 451-6788.

   The Plan Agent serves as agent for the common shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund Shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of Fund Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund Shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of Fund Shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the board of directors precludes reinvestment in Fund Shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund Shares in the open market, on the New York Stock Exchange, other national securities exchanges on which the Fund's common stock is listed or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund Share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of Fund Shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

   Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Fund Shares and a cash payment will be made for any fraction of a Fund Share.

   There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

   Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days written notice to all common shareholders of the Fund. All correspondence concerning the Plan should be directed to the Fund at the address on the front of this report.

   The Plan has been amended to permit Plan participants periodically to purchase additional common shares through the Plan by delivering to the Plan Agent a check for at least $100, but not more than $5,000, in any month. The Plan Agent will use the funds to purchase shares in the open market or in private transactions as described above with respect to reinvestment of dividends and distributions. This amendment to the Plan was approved by the Board on May 27, 1998 and is effective September 1, 1998. Thereafter, purchases made pursuant to the Plan will be made commencing at the time of the first dividend or distribution payment following the second business day after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the dividends and distributions. Shares will be allocated to the accounts of participants purchasing additional shares at the average price per share, plus a service charge imposed by the Plan Agent and brokerage commissions (or equivalent purchase costs) paid by the Plan Agent for all shares purchased by it, including for reinvestment of dividends and distributions. Checks drawn on a foreign bank are subject to collection and collection fees, and will be invested at the time of the next distribution after funds are collected by the Plan Agent.

   The Plan Agent will make every effort to invest funds promptly, and in no event more than 30 days after the Plan Agent receives a dividend or distribution, except where postponement is deemed necessary to comply with applicable provisions of the federal securities laws.

   Funds sent to the Plan Agent for voluntary additional share investment may be recalled by the participant by written notice received by the Plan Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that they continue to be held by the Plan Agent for subsequent investment.

   There have been no material changes in the Fund's investment objectives or policies, charter or by-laws and principal risk factors associated with investment in the Fund.

   At annual shareholder meetings held on May 23, 2001, shareholders elected William W. Crawford, Philip R. McLoughlin and Richard A. Pavia as directors of the Fund. Francis E. Jeffries, E. Virgil Conway, William N. Georgeson, Everett
L. Morris, Eileen A. Moran and Harry Dalzell-Payne were not up for election and their terms accordingly continued after the date of such meetings. The results of the matters voted upon were as follows:

                                                                                     Number of Shares
                                                                   ----------------------------------------------------
                                                                                   Withheld
                                                                       For        Authority      Against       Abstain
                                                                   -----------    ----------    ---------     ---------
Election of William W. Crawford 1                                    7,638,808        87,573           --            --
Election of Philip R. McLoughlin 1                                   7,637,922        88,459           --            --
Election of Richard A. Pavia 2                                           1,206            --           --            --

1The number of common shares issued outstanding and eligible to vote were 8,507,456. Quorum was 7,726,381 or 90.81% of eligible voting shares.

2The number of remarketed shares outstanding and eligible to vote as a separate class were 1,300 of which 1,206 (92.77%) were voted.

-------------------------------------------------------------------
-------------------------------------------------------------------

            Directors
            Francis E. Jeffries, Chairman
            E. Virgil Conway
            William W. Crawford
            William N. Georgeson
            Philip R. McLoughlin
            Everett L. Morris
            Eileen A. Moran
            Richard A. Pavia
            Harry Dalzell-Payne

           Officers
            Francis E. Jeffries, President & Chief Executive
              Officer
            James D. Wehr, Vice President & Chief Investment
              Officer
            Timothy M. Heaney, Vice President
            Nancy Engberg, Secretary, Vice President & Counsel
            Alan M. Meder, Treasurer & Assistant
              Secretary

            Investment Adviser
            Duff & Phelps Investment Management Co.
            55 East Monroe Street
            Suite 3600
            Chicago, IL 60603
            (312) 263-2610

            Administrator
            Prudential Investments LLC
            Gateway Center Three
            100 Mulberry Street
            Newark, NJ 07102-4077
            Call toll free (800) 225-1852

            Custodian
            State Street Bank and Trust Company
            One Heritage Drive
            North Quincy, MA 02171
            Call toll free (800) 451-6788

            Transfer Agent
            Equiserve L.P.
            P.O. Box 43011
            Providence, RI 02940-3011

            Independent Auditors
            Ernst & Young LLP
            233 South Wacker Drive
            Chicago, IL 60606

            Legal Counsel
            Skadden, Arps, Slate, Meagher & Flom (Illinois)
            333 West Wacker Drive
            Chicago, IL 60606

              This report is for stockholder information. This is not a
            prospectus intended for use in the purchase or sale of Fund shares.

            264325101

   Duff & Phelps
   Utilities
   Tax-Free
   Income Inc.
------------------------------------------------------------
   Annual Report
   October 31, 2001